                                                                   Exhibit 10.46

================================================================================


                               FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                          Dated as of December 27, 2000



                                      Among

                              PC CONNECTION, INC.,
                                  the Borrower

                                       and

                         CITIZENS BANK OF MASSACHUSETTS,
                                    as Agent

                                       and

                            THE BANKS PARTIES HERETO


================================================================================

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            --------------------------------------------------------


     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "First Amendment") is entered into as of December 27, 200O by and among PC CONNECTION, INC., a Delaware corporation (the "Borrower"), CITIZENS BANK OF NEW HAMPSHIRE, CITIZENS BANK OF MASSACHUSETTS and FLEET NATIONAL BANK (successor by merger to Fleet Bank - NH) (together, the "Lenders"), and CITIZENS BANK OF MASSACHUSETTS as Agent (the "Agent").

                                    Recitals
                                    --------

     The Borrower, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of February 25, 2000, as amended (the "Credit Agreement"). The Borrower, the Lenders and the Agent desire to amend the Credit Agreement as set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Article 3, the Borrower, the Lenders and the Agent hereby amend the Credit Agreement as follows:

     Section 1.  Definitions. Section 1.1 of the Credit Agreement is hereby
                 -----------
amended as follows.

          (a) The definition of "Maximum Credit Amount" is hereby deleted in its entirety and replaced as follows:

          "Maximum Credit Amount" shall mean $70,000,000; provided that if the
           ---------------------
     obligations of the Lenders to make further Advances is terminated upon the occurrence of a Default, the Maximum Credit Amount as of any date of determination thereafter shall be deemed to be $0.

     Section 2.  Commitment Percentages. Schedule 1 of the Credit Agreement is
                 ----------------------
hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

     Section 3.  Notes. The Borrower shall execute and deliver to Agent new
                 -----
promissory notes in the form of Exhibit A-l, A-2 and A-3 hereof (the "New Notes"), amending, restating and replacing the Notes previously issued in connection with the Credit Agreement.

     Section 4.  Effectiveness; Conditions to Effectiveness. This First
                 ------------------------------------------
Amendment shall become effective upon execution hereof by the Borrower and the Lenders and satisfaction of the following conditions:

          (a) Copies of Resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance (i) of the Borrower under this First Amendment and the New Notes and (ii) the Guarantors under the Guaranty Confirmation certified by a Secretary or an Assistant Secretary of the Borrower or one of the subsidiaries, respectively, which certificate shall state that the resolutions are in full force and effect.

          (b) Certificate of the Secretary or Assistant Secretary of the Borrower certifying the name and signatures of the officers of the Borrower authorized to sign this First Amendment and other documents to be delivered in connection therewith, as well as certifying and delivering certified articles of incorporation and bylaws.

          (c) Certificate of the Secretary or Assistant Secretary of each of the Guarantors certifying the name and signatures of the officers of the respective Guarantor authorized to sign the Guaranty Confirmation as well as certifying and delivering certified articles of incorporation and by-laws.

          (d) Certificates of legal existence and corporate good standing and certificates of foreign qualification for the Borrower of recent date issued by the appropriate governmental authorities.

          (e)  Delivery to the Agent of this First Amendment and the New Notes.

          (f) Delivery to the Agent of the Guaranty Confirmation executed by the Guarantors.

          (g) Opinion of Borrower's counsel in form and substance satisfactory to the Agent.

          (h) Compliance and Bring Down Certificate regarding representations, warranties and covenants.

          (i)  Payment to Agent of a Commitment Fee of $20,000.

          (j) Delivery to the Agent such other documents as the Agent shall reasonably require, including without limitation, a so-called 399-B Certificate.

Section 5.     Miscellaneous.
               -------------

          (a) The Borrower agrees that each of the Loan Documents shall remain in full force and effect after giving effect to this First Amendment. The guarantees of the Borrower's Subsidiaries guarantee all of the Lender Obligations as may be amended by this First Amendment.

          (b) This First Amendment represents the entire agreement among the parties hereto relating to this First Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this First Amendment.

          (c) The Borrower agrees to pay on demand all of the Agent's reasonable expenses in preparing, executing and delivering this First Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel.

          (d) The Borrower hereby confirms to the Agent that the representations and warranties of the Borrower set forth in
               Article 5 of the Credit Agreement (as amended and supplemented hereby) are true and correct as of the date hereof, as if set forth herein in full.

          (e) The Borrower has reviewed the provisions of this First Amendment and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time and there is no Event of Default thereunder, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

          (f) The Borrower represents and warrants that the execution, delivery or performance by the Borrower of any of the obligations contained in this First Amendment or in any Loan Document do not require the consent, approval or authorization of any person or governmental authority or any action by or on account of with respect to any person or governmental authority.

          (g) This First Amendment shall be a Loan Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts without regard to principles relating to choice of law.

          (h) The parties to this First Amendment agree that the definition of Guarantors shall include COMTEQ FEDERAL OF NEW HAMPSHIRE INC., a direct wholly-owned subsidiary of Comteq.


                                  [END OF TEXT]

     IN WITNESS WHEREOF, the Borrower and the Lenders have caused this First Amendment to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.


                                      PC CONNECTION, INC.


                                      By:     __________________________________
                                      Name:
                                      Title:


                                      CITIZENS BANK OF MASSACHUSETTS, as Agent


                                      By:     __________________________________
                                      Name:
                                      Title:


                                      CITIZENS BANK OF MASSACHUSETTS, as Lender


                                      By:     __________________________________
                                      Name:
                                      Title:

                                      100 Summer Street
                                      13th Floor
                                      Boston, MA 02110
                                      Telecopier No:
                                      Attention:

                                     FLEET NATIONAL BANK (Successor by Merger to
                                     Fleet Bank - NH)


                                     By:    _________________________________
                                     Name:
                                     Title:

                                     1155 Elm Street
                                     Manchester, NH 03101
                                     Telecopier No:
                                     Attention:


                                     CITIZENS BANK OF NEW HAMPSHIRE


                                     By:    _________________________________
                                     Name:
                                     Title:

                                     875 Elm Street
                                     Manchester, NH 03101
                                     Telecopier No:
                                     Attention:

                                   SCHEDULE 1

                             Commitment Percentages
                             ----------------------


                                     Commitment         Commitment
            Lender                   Percentage           Amount
            ------                   ----------         ----------

Citizens Bank of Massachusetts          42.86%         $ 30,000,000

Citizens Bank of New Hampshire          14.28%         $ 10,000,000

Fleet National Bank                     42.86%         $ 30,000,000

            TOTALS                     100.00%         $ 70,000,000

                                   EXHIBIT A-l

                         FORM OF REVOLVING CREDIT NOTE
                         -----------------------------


$ 30,000,000                                         December 27, 2000
                                                     Boston, Massachusetts

     FOR VALUE RECEIVED, the undersigned, PC CONNECTION, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of CITIZENS BANK OF MASSACHUSETTS (the "Lender") the principal sum of THIRTY MILLION DOLLARS ($30,000,000) (or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower pursuant to the Credit Agreement as hereinafter defined), together with interest on the unpaid principal from time to time outstanding at the rate or rates and computed and payable at the times as described in the Credit Agreement. The entire balance of outstanding principal and accrued and unpaid interest shall be paid in full on the Credit Termination Date (as defined in the Credit Agreement).

     This note represents indebtedness for one or more Advances made by the Lender to the Borrower under the Amended and Restated Credit Agreement dated as of February 25,200O as amended by the First Amendment thereto dated December 27, 2000 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") by and among the Borrower, the Lenders from time to time parties thereto, and Citizens Bank of Massachusetts, as Agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement.

     The Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note subject to the provisions of the Credit Agreement.

     In addition to the payment of interest as provided above, the Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in the Credit Agreement.

     If any payment of principal or interest due hereunder is not made within ten (10) days of its due date, the Borrower will pay to the Agent for the account of the Lender, on demand, a late payment charge equal to the amount set forth in the Credit Agreement.

     The holder of this note is entitled to all the benefits and rights of a Lender under the Credit Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion hereof, shall become immediately due and payable. Any capitalized term used in this note which is not otherwise expressly defined herein shall have the meaning ascribed thereto in the Credit Agreement.

     The Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

     No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

     The Borrower hereby agrees to pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred or paid by the holder of this note in enforcing this note on default.

     THE LENDER AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE, THE CREDIT AGREEMENT, ANY LENDER AGREEMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH ANY OF THE FOREGOING, ANY COLLATERAL SECURING ALL OR ANY PART OF THE LENDER OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH OF THE LENDER AND THE BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

     This Note amends, restates and replaces the $25,000,000 promissory note dated February 25, 2000 issued to the Lender by the undersigned.

                                               PC CONNECTION, INC.


                                               By:   /s/ Mark A. Gavin
                                                     --------------------------
                                               Name:     Mark A. Gavin
                                               Title:    Chief Financial Officer

                                   EXHIBIT A-2


                             REVOLVING CREDIT NOTE
                             ---------------------

$ 30,000,000                                              December 27, 2000
                                                          Boston, Massachusetts

     FOR VALUE RECEIVED, the undersigned, PC CONNECTION, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of FLEET NATIONAL BANK (the "Lender") the principal sum of THIRTY MILLION DOLLARS ($ 30,000,OOO) (or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower pursuant to the Credit Agreement as hereinafter defined), together with interest on the unpaid principal from time to time outstanding at the rate or rates and computed and payable at the times as described in the Credit Agreement. The entire balance of outstanding principal and accrued and unpaid interest shall be paid in full on the Credit Termination Date (as defined in the Credit Agreement).

     This note represents indebtedness for one or more Advances made by the Lender to the Borrower under the Amended and Restated Credit Agreement dated as of February 25,200O as amended by the First Amendment thereto dated December 27, 2000 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") by and among the Borrower, the Lenders from time to time parties thereto, and Citizens Bank of Massachusetts, as Agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement.

     The Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note subject to the provisions of the Credit Agreement.

     In addition to the payment of interest as provided above, the Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in the Credit Agreement.

     If any payment of principal or interest due hereunder is not made within ten (10) days of its due date, the Borrower will pay to the Agent for the account of the Lender, on demand, a late payment charge equal to the amount set forth in the Credit Agreement.

     The holder of this note is entitled to all the benefits and rights of a Lender under the Credit Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion hereof, shall become immediately due and payable. Any capitalized term used in this note which is not otherwise expressly defined herein shall have the meaning ascribed thereto in the Credit Agreement.

     The Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

     No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

     The Borrower hereby agrees to pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred or paid by the holder of this note in enforcing this note on default.

     THE LENDER AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE, THE CREDIT AGREEMENT, ANY LENDER AGREEMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH ANY OF THE FOREGOING, ANY COLLATERAL SECURING ALL OR ANY PART OF THE LENDER OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH OF THE LENDER AND THE BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

     This Note amends, restates and replaces the $15,000,000 promissory note dated February 25, 2000 issued to the Lender, as successor by merger to FLEET - NH, by the undersigned.

                                               PC CONNECTION, INC.


                                               By:   /s/ Mark A. Gavin
                                                     --------------------------
                                               Name:     Mark A. Gavin
                                               Title:    Chief Financial Officer

                                   EXHIBIT A-3


                             REVOLVING CREDIT NOTE
                             ---------------------

$ 10,000,000                                              December 27, 2000
                                                          Boston, Massachusetts

     FOR VALUE RECEIVED, the undersigned, PC CONNECTION, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of CITIZENS BANK OF NEW HAMPSHIRE (the "Lender") the principal sum of TEN MILLION DOLLARS ($ 10,000,000) (or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower pursuant to the Credit Agreement as hereinafter defined), together with interest on the unpaid principal from time to time outstanding at the rate or rates and computed and payable at the times as described in the Credit Agreement. The entire balance of outstanding principal and accrued and unpaid interest shall be paid in full on the Credit Termination Date (as defined in the Credit Agreement).

     This note represents indebtedness for one or more Advances made by the Lender to the Borrower under the Amended and Restated Credit Agreement dated as of February 25,200O as amended by the First Amendment thereto dated December 27, 2000 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") by and among the Borrower, the Lenders from time to time parties thereto, and Citizens Bank of Massachusetts, as Agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement.

     The Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note subject to the provisions of the Credit Agreement.

     In addition to the payment of interest as provided above, the Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in the Credit Agreement.

     If any payment of principal or interest due hereunder is not made within ten (10) days of its due date, the Borrower will pay to the Agent for the account of the Lender, on demand, a late payment charge equal to the amount set forth in the Credit Agreement.

     The holder of this note is entitled to all the benefits and rights of a Lender under the Credit Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion hereof, shall become immediately due and payable. Any capitalized term used in this note which is not otherwise expressly defined herein shall have the meaning ascribed thereto in the Credit Agreement.

     The Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

     No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

     The Borrower hereby agrees to pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred or paid by the holder of this note in enforcing this note on default.

     THE LENDER AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE, THE CREDIT AGREEMENT, ANY LENDER AGREEMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH ANY OF THE FOREGOING, ANY COLLATERAL SECURING ALL OR ANY PART OF THE LENDER OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH OF THE LENDER AND THE BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

     This Note amends, restates and replaces the $10,000,000 promissory note dated February 25, 2000 issued to the Lender by the undersigned.

                                               PC CONNECTION, INC.


                                               By:   /s/ Mark A. Gavin
                                                     --------------------------
                                               Name:     Mark A. Gavin
                                               Title:    Chief Financial Officer